UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT 1 TO
SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
Of the Securities Exchange Act of 1934

Check the appropriate box:

[x] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ] Definitive Information Statement

Gaming Venture Corp., U.S.A.
(Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-
11.
1) Title of each class of securities to which transaction applies:
_______________________________________
2) Aggregate number of securities to which transaction applies:
_______________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_______________________________________
4) Proposed maximum aggregate value of transaction:
_______________________________________
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting
fee was paid previously.   Identify the previous filing by registration
statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
_______________________________________
2) Form, Schedule or Registration Statement No.
_______________________________________
3) Filing Party:
_______________________________________
4) Date Filed:
_______________________________________

GAMING VENTURE CORP., U.S.A.

801 Pascack Road
Paramus, NJ 07652
201-599-8484
----------------


INFORMATION STATEMENT
AND NOTICE OF ACTIONS TAKEN
BY WRITTEN CONSENT OF THE MAJORITY STOCKHOLDERS

General Information

On April 14, 2005, Gaming Venture Corp., U.S.A. ("Gaming Venture")entered into an Agreement of Merger and Plan of Reorganization among SK2, Inc., a Delaware corporation and parent company of Kuhlman retail stores ("Kuhlman"), and GV Acquisition Co., a Delaware corporation and wholly owned subsidiary of Gaming Venture Corp., U.S.A. Kuhlman is a specialty retailer and wholesale provider of exclusively designed, distinctive, high quality apparel.

The transaction of the subject agreement is designed as a reverse merger with Kuhlman to be the surviving corporation and an operating
subsidiary of Gaming Venture.   Under the agreement, GV Acquisition Co.
will merge with and into Kuhlman. As a result of the merger and in exchange for the cancellation of their shares, Kuhlman shareholders
will receive shares of Gaming Venture.   Prior to the closing of the
merger, Gaming Venture. will effectuate a 1-for-5 reverse split and
change the name of the company to Kuhlman Company, Inc.   The
completion of the merger is contingent, among other things, on
shareholder approval by the shareholders of Kuhlman.   Gaming Venture
shareholders are not required under Nevada law or the Merger Agreement
to approve the transaction.   The board of directors of both companies
have approved the transaction.

This information is being provided to the shareholders of Gaming Venture in connection with our receipt of approval by written consent, in lieu of a special meeting, of the holders of a majority of our common stock approving the reverse split of Gaming Venture's issued and outstanding shares that was effected on April 15, 2005, changing the name of Gaming Venture to Kuhlman Company, Inc. and granting the Board of Directors the power to create and designate series and classes of preferred stock without any further shareholder approvals (commonly referred to as "blank-check preferred" authority).


The shareholders holding shares representing approximately 77% of the votes entitled to be cast at a meeting of Gaming Venture's shareholders consented in writing to the approval and ratification of the above-described actions.

The elimination of the need for a special meeting of the shareholders to approve the actions set forth herein is authorized by Section 78.320 of the Nevada Revised Statutes, (the "Nevada Law"). This Section of Nevada Law provides that the written consent of the holders of outstanding shares of voting capital stock, having not less that the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for a special meeting.


In order to eliminate the costs and management time involved in holding a special meeting and in order to approve the actions set forth herein as early as possible to accomplish the purposes of Gaming Venture, the Board of Directors of Gaming Venture voted to utilize a written consent of the majority shareholders of Gaming Venture.


The date on which this Information Statement was first sent to the shareholders is on or about May 1, 2005.

Outstanding Voting Stock of Gaming Venture and Statement that Proxies Are Not Solicited

This Information Statement is furnished solely for the purpose of informing our stockholders of this corporate action pursuant to the Securities Exchange Act of 1934, as amended, and the Nevada Law.

The Board of Directors fixed April 14, 2005 as the record date for the determination of stockholders entitled to receive this Information
Statement (the "Record Date").   As of the Record Date, there were
6,514,427 shares of Common Stock issued and outstanding.   The Common
Stock constitutes the outstanding class of voting securities of Gaming
Venture.   Each share of Common Stock entitles the holder to one (1)
vote on all matters submitted to shareholders.   This Information
Statement is being sent on May 13, 2005 to such holders of record.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US
A PROXY.   This Information Statement is being sent to you for
information purposes only.   No action is requested nor required on
your part.

QUESTIONS AND ANSWERS

Q:    What am I being asked to approve?

A:    You are not being asked to approve anything.   This Information
Statement is being provided to you solely for your information.
Shareholders holding a majority of the outstanding voting common stock of Gaming Venture have already approved the actions.


Q:    Why have the Board of Directors and a majority of the
shareholders agreed to approve this action?

A:    The Board and the Shareholders holding 77% of the outstanding voting common stock of Gaming Venture believe that these actions are part of the steps necessary to increase value for Gaming Venture's stockholders.


Q:   What have the Board of Directors and a majority of the
shareholders approved?

A:
     1.   Name Change
The Articles of Incorporation will be amended to change the name of the corporation from Gaming Venture Corp., U.S.A. to Kuhlman Company, Inc.

     2. Authorization for Designation and Issuance of Preferred Stock The Articles of Incorporation will be amended to grant the Board of Directors the power to create and designate series and classes of preferred stock without any further shareholder approvals (commonly referred to as "blank-check preferred" authority).

     3.   Reverse Split
On April 14, 2005, Gaming Venture declared a reverse split of its then
issued and outstanding shares of common stock.   The reverse stock
split was one of the negotiated terms of the merger with Kuhlman to minimize the total amount of common shares to be outstanding following
the close of the merger.   The record date is April 14, 2005.   The
reverse split will be on a 1 for 5 basis, retaining the $0.001 par
value.   The reverse split will not affect the total authorized shares
of common stock.   Prior to the reverse stock split, there are
6,514,427 common shares outstanding. There will be approximately 1,302,885 common shares outstanding after the reverse split is
effectuated.   No fractional shares will be issued.   Gaming Venture
will effectuate the reverse split 10 days prior to the yet to be determined effective time of the merger.

Our transfer agent is Florida Atlantic Stock Transfer, Inc. located at 7130 Nob Road, Tamarac FL 33321.


SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

Shareholdings of beneficial owners at March 31, 2005:

Directors and Officers
                                                 Percentage of
                              Number & Class       Outstanding
       Name and Address       of Shares          Common Shares
Alan Woinski                    1,045,545direct(2)      16%
PO Box 1396                     126,000 indirect      1.93%
Paramus, NJ 07653




Kim Woinski                      15,000 direct(1)      .23%
PO Box 1396                   1,156,545 indirect     17.70%
Paramus, NJ 07653

Lucky Management                111,000(1)(2)         1.70%
PO Box 1396
Paramus, NJ 07653

Dan Rindos                      318,100               4.90%
30 Nutmeg Drive
Trumbull, Connecticut 06611
Director

Derek James                           0               0.00%
5 Bryce's Court
Sicklerville, NJ 08081

5% or More Holders
Glenn Fine                      953,026              14.63%
5240 Southeastern
Las Vegas, NV 89119

Lyle Berman                     850,000              13.05%
433 Bushaway Road
Wayzata, MN 55391

Officers and Directors
  as a Group (4 persons)      1,489,295              22.80%

 (1)Alan Woinski is deemed to be the beneficial owner of 111,000 common shares held by Lucky Management, a company controlled by Alan Woinski, and 15,000 common shares owned by his wife, Kim Woinski.

(2)Kim Woinski is deemed to be the beneficial owner of 1,045,545 common shares held by Alan Woinski and 111,000 common shares held by Lucky Management.

Conclusion

As a matter of regulatory compliance, Gaming Venture is sending you this information Statement to describe the purpose and effect of the
action set forth herein.   As the requisite stockholder vote for the
action set forth herein was obtained upon the delivery of the written consent of a majority of the shareholders, WE ARE NOT ASKING FOR A
PROXY FROM YOU AND YOU ARE REQUESTED NOT TO SEND US ONE.   This
Information Statement is intended to provide Gaming Venture's stockholders information required by the rules and regulations of the Securities and Exchange Act of 1934.

Pursuant to the requirements of the Securities Exchange Act of 1934, Gaming Venture has duly caused this report to be signed on its behalf by this undersigned hereunto duly authorized.


GAMING VENTURE CORP, U.S.A.

By: /s/Alan Woinski
    ---------------------
Name: Alan Woinski
Its: President